EXHIBIT 10.1

        [LOGO]                         DEALER FINANCIAL SERVICES (DFS)
         DFS
Dealer Financial Services                1650 W. Sunrise Blvd
                                       Fort Lauderdale, FL 33311
                                             954-462-0500
                                           954-462-0301 fax

NOTE: CHANGES EFFECTIVE OCTOBER 1, 2003

Credit Line Increase to $1,500,000, collateralized by vehicle titles;


                               Floor-Plan Summary

                                       for

            Intelligent Motor Cars, Inc. dba Sun Auto Leasing & Sales
            ---------------------------------------------------------

Intelligent Motor Cars, Inc. dba Sun Auto Leasing & Sales has been approved for a DFS credit line under the following terms:


Account#:         232000                  Approved Credit Line:   $1,500,000 USD
          -------------------------                               --------------


Admin Fee:        N/A                     Interest: N/A
           ------------------------                 ----------------------------


Insurance Required: $100,000              Doc Stamps: N/A
                    ---------------                   --------------------------


Reserves Required: none
                   ----------------

Terms: 60 days
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
                               DEALER APPLICATION

DEALER INFORMATION
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
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Line Requested:      $1,500,000       Plate Number: _N/A_________________
                --------------------                 ---
Company Name:    INTELLIGENT MOTOR CARS, INC.  DBA SUN AUTO LEASING & SALES
              -------------------------------------------------------------
Address:   1600 W. Sunrise Blvd
City:    Fort Lauderdale   State:   FL   Zip Code: 33311   Phone: 954-462-0500   Fax: 954-462-0301
      ------------------          ----             -----          ------------        ------------

Sales Tax Exemption Certificate #:   16-03-324881-23-9   Type of Business:   Used   Number of Years in Business:    5
                                   -------------------                     ------                                ----
Corporation:   X    Federal ID #:   650497224
             ---                  -----------
DBA: (Yes or No):   Yes
                  -----
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OWNER INFORMATION
-----------------

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Officer/Owner 1: Gerald Scalzo              Title: President / CEO                      Owner 1 SSN: 593099471
                 -------------------------         ---------------------------                       ---------
Officer/Owner 2: Michael Magolnick          Title: VP/COO                               Owner 2 SSN: 589289406
                 -------------------------         ---------------------------                       ---------

Stockholder 1: ________________________  Percent Owned: ______________________  Stockholder 1 SSN: ____________
Stockholder 2: ________________________  Percent Owned: ______________________  Stockholder 2 SSN: ____________

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INSURANCE
---------

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Full Coverage Insurance:           YES
                         -------------
Liability Insurance Only:              NO
                          ---------------

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BANKING REFERENCE
-----------------

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Bank: Wachovia Bank
      -------------
Account: 9985382433
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I hereby certify that the information contained within this application and on any accompanying financial statements is true complete and accurate and portrays a correct and precise financial picture of the dealer, the officers, the stockholders and the guarantor. I authorize DFS to obtain credit information from a credit bureau and any financial institution or trade creditor that
I have provided.

Further, if a credit line is granted, I authorize DFS to review my account periodically, which could include obtaining additional credit reports.


/s/ Michael Magolnick       10/1/03
---------------------       -------     -----------------           ------------
Officer / Owner 1           Date        Officer / Owner 2           Date


---------------------       -------     -----------------           ------------
Stockholder 1               Date        Stockholder 2               Date


---------------------       -------     -----------------           ------------
Guarantor 1                 Date        Guarantor 2                 Date

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DFS OFFICE USE ONLY
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APPROVED LINE AMOUNT:    $1,500,000          PER UNIT FEE:    $50/ 30-DAYPERIOD        INTEREST:    N/A      APPROVED BY: /S/ JS
                      --------------------                 ------------------------              ------                  -------
                                                                                                                         (INITIALS)
                                                                                                             DATE: 10/1/03
CONTRACT DATE:     3/1/03     10/1/03                  TERM:                                                       -------
                 --------     -------                       ---------------------------

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

                                 TERM SHEET FOR
                     PROMISSORY NOTE AND SECURITY AGREEMENT

Dealer:  INTELLIGENT MOTOR CARS, INC DBA SUN AUTO LEASING & SALES
         --------------------------------------------------------

Date of Original Note: March 1, 2003
                       -------------

         The following terms, as defined in the Promissory Note and Security Agreement, shall apply effective immediately:

         o Floorplan Fee: The floorplan fee shall be $50 per 30-day period (60-days max).
         o        Interest: Line of credit will be interest free until 6/1/04.
                  After 6/1/04, interest will be charged at 1% per quarter to be calculated on the average daily outstanding balance of the quarter. Payment to be made 30 days after the end of each quarter.
         o Number of Curtailment date extensions: The number of curtailment date extensions shall be limited to 1 time(s).
         o        Period: The period shall be 30 days.

         Executed by the undersigned authorized representative(s) effective as of the Date of Original Note: 3/1/03.

Dealer: Intelligent Motor Cars, Inc. dba Sun Auto Leasing & Sales

By:      /s/ Michael Magolnick

Print Name/Title: Michael Magolnick / COO



Finance Company: Dealer Financial Services (DFS)

By:      /s/ Gerald Scalzo

Print Name/Title: Gerald Scalzo / President